     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1998.

                                                      REGISTRATION NO. 333-52503

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                              BANC ONE CORPORATION

             (Exact name of Registrant as specified in its charter)

             OHIO                            6711                  31-0738296
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)

                            ------------------------

                  100 EAST BROAD STREET, COLUMBUS, OHIO 43271,
                                 (614) 248-5944

         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            ------------------------

                              STEVEN ALAN BENNETT
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              BANC ONE CORPORATION
                              DEPARTMENT OH1-0158
                             100 EAST BROAD STREET
                           COLUMBUS, OHIO 43271-0158
                                 (614) 248-7590

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                WITH COPIES TO:

       KENNETH L. WAGNER, ESQ.                ANTHONY J. CORRERO, III, ESQ.
         BANC ONE CORPORATION              Correro Fishman Haygood Phelps Weiss
         Department OH1-0158                    Walmsley & Casteix, L.L.P.
        100 East Broad Street                     201 St. Charles Avenue
      Columbus, Ohio 43271-0158                New Orleans, Louisiana 70170

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                            ------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

    Section 1701.13(E) of the Ohio General Corporation Law sets forth provisions which define the extent to which a corporation may indemnify directors, officers and employees. Those provisions have been adopted by the Registrant in Article V of the Registrant's Code of Regulations. Article V provides for the indemnification or the purchase of insurance for the benefit of the directors, officers, employees and agents of the Registrant in the event such persons are subject to legal action as a result of actions in their capacities as directors, officers, employees or agents of the Registrant. The Registrant has entered into indemnification agreements with its directors and executive officers that provide for indemnification unless the indemnitee's conduct is finally adjudged by a court to be knowingly fraudulent, deliberately dishonest or willful misconduct. The Registrant may indemnify other officers, employees or agents provided such persons acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interest of the Registrant or, with respect to criminal actions, had no reason to believe was unlawful.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    The following exhibits are filed herewith except those indicated which have been filed previously as shown below and which are incorporated herein by reference.


2.1        Agreement and Plan of Merger dated as of October 20, 1997 between First Commerce
             Corporation, Delta Acquisition Corporation and the Registrant (incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K dated
             October 20, 1997).

2.2        Option Agreement dated as of October 20, 1997 between First Commerce Corporation and the Registrant (incorporated by reference to Exhibit 99.3 to the Registrant's
             Current Report on Form 8-K dated October 20, 1997).

2.3        Agreement and Plan of Reorganization dated as of April 10, 1998 by and among the
             Registrant, First Chicago NBD Corporation and Hornet Reorganization Corporation
             (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form
             8-K dated April 10, 1998 (as amended by Form 8-K/A filed April 21, 1998)).

2.4        Stock Option Agreement dated as of April 10, 1998 by and between First Chicago NBD
             Corporation, as issuer, and the Registrant, as grantee (incorporated by reference to
             Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated April 10, 1998 (as amended by Form 8-K/A filed April 21, 1998)).

2.5        Stock Option Agreement dated as of April 10, 1998 by and between the Registrant, as issuer, and, First Chicago NBD Corporation, as grantee (incorporated by reference to
             Exhibit 99.2 to the Registrant's Current Report on Form 8-K dated April 10, 1998 (as amended by
             Form 8-K/A filed April 21, 1998)).

3.1        Amended Articles of Incorporation of the Registrant (incorporated by reference from
             Exhibit 3.1 to the Registrant's Current Report on Form 8-K dated June 27, 1997).

3.2        Code of Regulations of the Registrant (incorporated by reference from Exhibit 3.2 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991).

4.1        Form of Common Stock Certificate of the Registrant (incorporated by reference from
             Exhibit 4.1 to the Registrant's Annual Report on Form 10-K for the year ended
             December 31, 1989).

5          Opinion of Steven Alan Bennett, Esq., Senior Vice President, General Counsel and
             Secretary for the Registrant, regarding the legality of securities being offered, including consent.*

 8         Opinion of Coopers & Lybrand L.L.P. regarding the Federal income tax consequences of the Merger.

23.1       Consent of Coopers & Lybrand L.L.P. relating to the audited financial statements of the Registrant.*

23.2       Consent of Coopers & Lybrand L.L.P. relating to their opinion regarding the Federal income tax consequences of the Merger.

23.3       Consent of Arthur Andersen LLP relating to the audited financial statements of First
             Commerce Corporation.*

23.4       Consent of Arthur Andersen LLP relating to the audited financial statements of First
             Chicago NBD Corporation.*

23.5       Consent of Steven Alan Bennett, Esq., Senior Vice President, General Counsel and
             Secretary for the Registrant (included in Exhibit 5 hereto).*

23.6       Consent of Keefe, Bruyette & Woods, Inc.*

24         Powers of Attorney.*

99.1       Form of Proxy to be used by First Commerce Corporation.*

99.2       First Chicago NBD Corporation Restated Certificate of Incorporation (incorporated by reference to Exhibit 3(A) to the First Chicago NBD Corporation Annual Report on Form
             10-K for the fiscal year ended December 31, 1995 (File No. 1-7127).

99.3       First Chicago NBD Corporation By-laws (incorporated by reference to Exhibit 3(B) to the First Chicago NBD Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 1-7127).


------------------------


* Previously filed.


ITEM 22.  UNDERTAKINGS.

    The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
    (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement (notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement); and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (5) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the registrant undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (6) That every prospectus (i) that is filed pursuant to paragraph (5) above, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this registration statement and will not be used until such amendment has become effective, and that for the purpose of determining liabilities under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (8) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        (9) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on May 13, 1998.


                                BANC ONE CORPORATION

                                By:           /s/ STEVEN ALAN BENNETT
                                     -----------------------------------------
                                                Steven Alan Bennett
                                     SENIOR VICE PRESIDENT AND GENERAL COUNSEL


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

      /s/ JOHN B. MCCOY*        Chairman of the Board
------------------------------    (Principal Executive         May 13, 1998
        John B. McCoy             Officer and Director)

   /s/ RICHARD J. LEHMANN*
------------------------------  President and Director         May 13, 1998
      Richard J. Lehmann

  /s/ MICHAEL J. MCMENNAMIN*    Executive Vice President
------------------------------    (Principal Financial         May 13, 1998
    Michael J. McMennamin         Officer)

    /s/ WILLIAM C. LEITER*
------------------------------  Controller (Principal          May 13, 1998
      William C. Leiter           Accounting Officer)

    /s/ BENNETT DORRANCE*
------------------------------  Director                       May 13, 1998
       Bennett Dorrance

    /s/ CHARLES E. EXLEY*
------------------------------  Director                       May 13, 1998
       Charles E. Exley

      /s/ JOHN R. HALL*
------------------------------  Director                       May 13, 1998
         John R. Hall

  /s/ LABAN P. JACKSON, JR.*
------------------------------  Director                       May 13, 1998
    Laban P. Jackson, Jr.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

      /s/ JOHN G. MCCOY*
------------------------------  Director                       May 13, 1998
        John G. McCoy

  /s/ THEKLA R. SHACKELFORD*
------------------------------  Director                       May 13, 1998
    Thekla R. Shackelford

      /s/ ALEX SHUMATE*
------------------------------  Director                       May 13, 1998
         Alex Shumate

  /s/ FREDERICK P. STRATTON,
             JR.*
------------------------------  Director                       May 13, 1998
  Frederick P. Stratton, Jr.

    /s/ JOHN C. TOLLESON*
------------------------------  Director                       May 13, 1998
       John C. Tolleson

    /s/ ROBERT D. WALTER*
------------------------------  Director                       May 13, 1998
       Robert D. Walter



*By:   /s/ STEVEN ALAN BENNETT
      -------------------------
         Steven Alan Bennett
          ATTORNEY IN FACT